UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 5, 2018

WILLIAMS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-34831	20-2485124
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center, Tulsa, Oklahoma		74172-0172
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (918) 573-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On February 26, 2018, Williams Partners L.P. (the “Partnership”) and WPZ GP LLC entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Morgan Stanley & Co. LLC and MUFG Securities Americas Inc., as representatives of the underwriters named in Schedule 1 thereto, with respect to the offering and sale in an underwritten public offering (the “Offering”) by the Partnership of $800,000,000 aggregate principal amount of its 4.850% Senior Notes due 2048 (the “Notes”). The Underwriting Agreement is filed as Exhibit 1.1 hereto.

The Offering has been registered under the Securities Act of 1933, as amended (the “Securities Act”) pursuant to a registration statement on Form S-3 (Registration No. 333-223148) of the Partnership (the “Registration Statement”), and the prospectus supplement dated February 26, 2018 and filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act on February 28, 2018. The Offering is expected to close on March 5, 2018. A legal opinion related to the Registration Statement is filed herewith as Exhibit 5.1.

The Notes will be issued pursuant to an Indenture dated as of November 9, 2010, between the Partnership and The Bank of New York Mellon Trust Company, N.A. as trustee (the “Trustee”), as supplemented by the Tenth Supplemental Indenture (the “Supplemental Indenture”), to be dated March 5, 2018, between the Partnership and the Trustee. The Notes will be represented by a global security, which will be included as an exhibit to the Supplemental Indenture. The form of Supplemental Indenture and the form of the Notes are filed as Exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 26, 2018, by and among Williams Partners L.P., WPZ GP LLC, and Citigroup Global Markets Inc., Morgan Stanley & Co. LLC and MUFG Securities Americas Inc., as representatives of the underwriters named in Schedule 1 thereto.

4.1	Form of Tenth Supplemental Indenture, to be dated March 5, 2018, between Williams Partners L.P. and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Form of 4.850% Senior Notes due 2048 (included in Exhibit 4.1).

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS PARTNERS L.P.

By:	WPZ GP LLC, its General Partner

By:	/s/ Robert E. Riley, Jr.
Robert E. Riley, Jr.
Assistant Secretary

DATED: March 5, 2018